                                                                   EXHIBIT 10.33


                     THIRD AMENDMENT TO SECOND AMENDED AND
                RESTATED CREDIT AGREEMENT, WAIVER, AND AMENDMENT
                     TO CERTAIN EUROCURRENCY LOAN DOCUMENTS
                     --------------------------------------


     THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, WAIVER, AND AMENDMENT TO CERTAIN EUROCURRENCY LOAN DOCUMENTS ("Amendment") is dated as of the 1st day of April, 1998, and entered into among NU-KOTE HOLDINGS, INC., a Delaware corporation ("Holding"), NU-KOTE INTERNATIONAL, INC., a Delaware corporation ("Company"), the Lenders and Eurocurrency Lenders signatory hereto, BARCLAYS BANK PLC, in its capacity as documentation agent ("Documentation Agent"), NATIONSBANK OF TEXAS, N.A., a national banking association, as administrative agent and collateral agent (in such capacities, "Agent"), and BARCLAYS BANK PLC and NATIONSBANK OF TEXAS, N.A., in their capacity as Agent, Fronting Bank and Overdraft Provider, and Collateral Agent and Documentation Agent, respectively, under the UK Facility Agreement and the Swiss Facility Agreement referenced herein.

                                  WITNESSETH:
                                  ----------

     WHEREAS, Holding, Company, Lenders, Documentation Agent and Agent entered into a Second Amended and Restated Credit Agreement, dated as of July 31, 1997, as amended by First Amendment to Second Amended and Restated Credit Agreement dated as of November 28, 1997, and by Second Amendment to Second Amended and Restated Credit Agreement, dated as of December 31, 1997 (as amended, the "Credit Agreement");

     WHEREAS, Holding and Company have requested that Lenders (i) defer a portion of the mandatory $5,000,000 reduction in the commitments of the Lenders to lend from April 1, 1998, until July 1, 1998, and (ii) waive during the period starting on December 31, 1997, to May 29, 1998, inclusive (the "Waiver Period"), Holding's and the Company's failure to comply with certain financial covenants set forth in the Credit Agreement, and

     WHEREAS, Lenders and Agent have agreed to grant the requests of Holding and Company and the parties hereto have agreed to modify the Credit Agreement and certain Eurocurrency Loan Documents upon the terms and conditions set forth below.

     NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

     SECTION 2. Waivers. Subject to the terms and conditions hereof, Lenders hereby waive, but only during the Waiver Period, the Specified Defaults (hereinafter defined); provided, however, that Lenders' waiver of the Specified Defaults and their rights and remedies as a result of the occurrence thereof shall not constitute and shall not be deemed to constitute a waiver of any other Event of Default, whether arising as a result of further violations of any provision of the Credit

Agreement previously violated by Holding or Company, or a waiver of any rights and remedies arising as a result of such other Events of Default. As used herein, "Specified Defaults" shall mean the failure of Holding and Company to observe (i) the covenants set forth in Section 6.6A, Section 6.6B, Section 6.6C,
Section 6.6E, and Section 6.6H of the Credit Agreement for the fiscal quarters ended December 31, 1997, and March 31, 1998, and (ii) the covenants set forth in
Section 6.6F and Section 6.6G for the months ended December 31, 1997, January 31, 1998, February 28, 1998, March 31, 1998, and April 30, 1998. At the end of
the Waiver Period, the waiver of the Specified Defaults will automatically terminate.

     SECTION 3. Amendments to Credit Agreement. Subject to the terms and conditions hereof, the provisions of the Credit Agreement enumerated below are amended as follows:

(a)  Section 2.4A(iii)(a) of the Credit Agreement is amended to read as follows:

     On April 30, 1998, May 29, 1998, June 30, 1998, July 1, 1998, and October
     1, 1998, prepay an aggregate principal amount of the Revolving Credit Loans in the amount, if any, necessary to reduce the sum of the aggregate principal amount of all Revolving Credit Loans on such date plus the Letter of Credit Usage on such date, to an amount which does not exceed the aggregate Revolving Credit Commitments on such date. On each such date the Company shall also prepay all accrued and unpaid interest on the principal amount so prepaid.

(b)  Section 2.4E(ii) of the Credit Agreement is amended to read as follows:

     In addition to the reductions specified in subsection 2.4E(i) above, the Revolving Credit Commitments shall automatically and permanently reduce by the amount of $1,000,000 on April 30, 1998, by the amount of $4,000,000 on May 29, 1998, and by the amount of $2,500,000 on each of July 1, 1998, and October 1, 1998.

(c)  Section 5.1 of the Credit Agreement is amended to add thereto subsection
     (xv) to read as follows:

          (xv) As soon as practicable and in any event within thirty (30) days after the last day of each calendar month (including the twelfth calendar month of each Fiscal Year) thereafter beginning with the calendar month ending March 31, 1998, consolidated balance sheets of Greif and its Subsidiaries, of MIT and its Subsidiaries, of Pelikan Hardcopy and its Subsidiaries, of Pelikan Scotland and its Subsidiaries, and of Produktions and its Subsidiaries, each as at the end of such period, and the related consolidated statement of income, stockholders equity and cash flow of such Persons for such month, all in reasonable detail and certified by the Chief Financial Officer, Corporate Controller or Treasurer of Holding or such Person to fairly present, in all material respects, the financial condition of such Persons as at the date indicated and the results of their operations for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and except that such financial statement need not contain notes, but shall be prepared substantially in conformity with GAAP, together with such additional information as Agent may reasonably request including without limitation monthly reports (both hard copies and copies on disks) of the accounts receivable and inventory of Produktions and Pelikan Hardcopy, and copies of annual statutory reports of such Persons filed in their respective jurisdictions of organization.

(d)  Section 6.3(vi) of the Credit Agreement is amended to read as follows:

     On and after December 31, 1997, through and including May 29, 1998, Company and its Domestic Subsidiaries may not make further Investments in (including intercompany loans to) or otherwise transfer funds or other assets to Eurocurrency Borrowers for any purpose, except for fundings to or for the benefit of MIT if the prior written consent of Required Lenders to such fundings has been obtained, and trade payments made on account of inventory purchased in the ordinary course of business; furthermore (A) with respect to the aggregate principal amount of all such Investments in all such Eurocurrency Borrowers, Company or any such Domestic Subsidiary, as appropriate, shall maintain a ledger recording all such Investments in and intercompany loans made pursuant to this subsection 6.3(vi), and such ledger shall be available for inspection at any Lender's request and (B) all intercompany loans made pursuant to this subsection 6.3(vi) shall be evidenced by promissory notes which shall be on terms and conditions satisfactory to Agent, including collateral, and which shall be pledged and delivered to Agent pursuant to the Collateral Documents;

(e)  Section 6.3(vii) of the Credit Agreement is amended to read as follows:

     On and after December 31, 1997, through and including May 29, 1998, Company and its Domestic Subsidiaries may not make further Investments in (including intercompany loans to) or otherwise transfer funds or other assets to Latin American Subsidiaries for any purpose; furthermore (A) with respect to the aggregate principal amount of all such Investments outstanding on December 31, 1997, Company or any such Domestic Subsidiary, as appropriate, shall maintain a ledger recording all such Investments in and intercompany loans made pursuant to this subsection 6.3(vii) prior to December 31, 1997, and such ledger shall be available for inspection at any Lender's request and (B) all intercompany loans made pursuant to this subsection 6.3(vii) shall be evidenced by promissory notes which shall be on terms and conditions satisfactory to Agent, including collateral, and which shall be pledged and delivered to Agent pursuant to the Collateral Documents;

(f) Section 6.3 of the Credit Agreement is amended to add at the end thereof the following sentence:

     Notwithstanding anything in this Agreement or the Eurocurrency Loan Documents to the contrary, Holding and its Subsidiaries shall not make any intercompany subordinated loans, amounts or advances, or enter into any subordination agreements with respect to intercompany loans, amounts or advances.

     SECTION 4. Amendments to Swiss Facility Agreement, U.K. Facility Agreement, and Certain Related Documents. Effective as of the date hereof, the Swiss Facility Agreement and the

U.K. Facility Agreement are hereby amended to provide that, notwithstanding anything to the contrary in the Swiss Facility Agreement or the U.K. Facility Agreement, the obligations of Barclays Bank PLC as Overdraft Provider (as therein defined) are terminated, and no further Short-Term Advances (as defined therein) shall be made by Barclays Bank PLC as Overdraft Provider. Effective as of the date hereof, Produktions and Pelikan Hardcopy hereby waive the requirements of the Inventory Pledge Agreement, the Pelikan Hardcopy International AG Assignment Agreement, and the Pelikan Produktions AG Assignment Agreement (as such terms are defined in the Swiss Facility Agreement) that acceleration of the obligations secured shall occur before (a) the Agent may cause to be taken the actions described in Section 2.4 of the Pelikan Hardcopy International AG Assignment Agreement and the Pelikan Produktions AG Assignment Agreement, and (b) the Agent may provide the instructions regarding use and disposition of Inventory under and as defined in Section 2.4 and Section 2.5 of the Inventory Pledge Agreement, so long as the Agent provides to Pelikan Hardcopy and Produktions, as applicable, written notice of the occurrence of a default prior to taking such action.

     SECTION 5. Consent to Sale of Nu-kote de Colombia S.A. and its Subsidiaries and Retention of Certain Net Cash Proceeds Thereof. Subject to the terms and conditions hereof, Lenders hereby consent to the sale of the shares of Nu-kote de Colombia S.A., so long as the gross cash proceeds thereof are not less than $300,000, the net cash proceeds thereof are delivered to Lenders in prepayment of the Revolving Credit Loans (which amount shall constitute a permanent reduction in the Revolving Credit Commitments), all liabilities due and owing in connection with the business to which such assets relate are assumed by the purchaser thereof, such sale occurs on or before April 30, 1998, any promissory note received in connection with such sale is delivered to the Lenders as Collateral, and such sale is otherwise upon terms reasonably satisfactory to Agent and heretofore disclosed to Lenders.

     SECTION 6. Releases. In consideration of Lenders' agreements herein and certain other good and valuable consideration, Holding and Company each hereby expressly acknowledge and agree that neither of them has any setoffs, counterclaims, adjustments, recoupments, defenses, claims or actions of any character, whether contingent, non-contingent, liquidated, unliquidated, fixed, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, known or unknown, against any Lender, Documentation Agent or Agent or any grounds or cause for reduction, modification or subordination of the Obligations or any liens or security interests of any Lender or the Collateral Agent. To the extent Holding or Company may possess any such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds or causes, each of Holding and Company hereby waives, and hereby releases each Lender, Documentation Agent and Agent from, any and all of such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds and causes, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted counsel with respect thereto.

     SECTION 7. Conditions Precedent. This Amendment shall not be effective until all corporate actions of Company taken in connection herewith and the transactions contemplated hereby shall be satisfactory in form and substance to Documentation Agent, Agent and Lenders, and each of the following conditions precedent shall have been satisfied:

          (a) All fees and expenses, including legal and other professional fees and expenses incurred on or prior to the date of this Amendment by Agent or any Lender, including, without limitation, the fees and expenses of U.S. and foreign counsel and title insurance expenses, shall have been paid to the extent that same have been billed.

          (b) Agent and each Lender shall have received each of the following, in form and substance satisfactory to Agent, Lenders and Agent's counsel in their sole and absolute discretion:

                (1) a certificate of Holding and Company certifying (i) as to the accuracy, after giving effect to this Amendment, of the representations and warranties set forth in Section 4 of the Credit Agreement, the other Loan Documents and in this Amendment, and (ii) that there exists no Potential Event of Default or Event of Default, after giving effect to this Amendment, and the execution, delivery and performance of this Amendment will not cause a Potential Event of Default or Event of Default;

                (2) such other documents, instruments, and certificates, in form and substance reasonably satisfactory to Lenders, as Lenders shall deem necessary or appropriate in connection with this Amendment and the transactions contemplated hereby, including without limitation copies of resolutions of the boards of directors of each of Holding, Company, and each Eurocurrency Borrower authorizing the transactions contemplated by this Amendment; and

                (3) a favorable opinion of Swiss counsel to Pelikan Hardcopy and Produktions with respect to the authority of such Persons to enter into the transactions contemplated by this Amendment and such other matters as Agent or its counsel may reasonably request.

          (c) All accrued and unpaid interest and fees due with respect to the Revolving Credit Loans and the Eurocurrency Loans through and including March 31, 1998, shall have been paid in full.

          (d) Company shall have delivered or caused to be delivered to Agent the items listed on Schedule 1 hereto in form and substance satisfactory to Agent and its counsel.

     SECTION 8. Conditions Subsequent. As conditions subsequent to the effectiveness of this Amendment, Company shall deliver to Agent, in form and substance reasonably satisfactory to Agent and its counsel, on or before each of the dates indicated on Schedule 2 hereto, the items provided on Schedule 2 to be delivered on or before such date. Upon Company's failure to make any such delivery, the waiver of the Specified Defaults provided in this Amendment will automatically terminate and be of no further force and effect.

     SECTION 9. Representations and Warranties; Ratifications. Holding and Company represent and warrant to Lenders, Documentation Agent and Agent that (a) this Amendment constitutes their legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Potential Event of Default or Event of Default under the Credit Agreement after giving effect to this Amendment, (c) their representations and warranties set forth in the Credit Agreement and other Loan Documents are true and correct on the date hereof after giving effect to this Amendment, (d) they have complied with all agreements and conditions to be complied with by them under the Credit Agreement and the other Loan Documents by the date hereof after giving effect to this Amendment, and (e) the Credit Agreement, as amended hereby, and the other Loan Documents remain in full force and effect. Except as expressly modified by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Except as provided herein, this Amendment shall not constitute an amendment or waiver of any terms and provisions of the Credit Agreement and other Loan Documents nor a waiver of the rights of the Lenders, Documentation Agent and Agent to insist upon compliance with each term, covenant, condition or provision of the Credit Agreement and other Loan Documents.

     SECTION 10. Expenses of Lenders. Holding and Company hereby jointly and severally agree to pay on demand all reasonable costs and expenses incurred by Agent or any Lender, including costs and fees of counsel to Agent or any Lender and other professional fees and expenses, in connection with the preparation, negotiation, review and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications and supplements thereto. Holding and Company hereby confirm their obligation to pay promptly the costs and expenses for which they are obligated pursuant to Section
10.3 of the Credit Agreement.

     SECTION 11. Further Assurances. Holding and Company shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to Agent, as Agent or any Lender may deem necessary or appropriate in connection with this Amendment.

     SECTION 12. Representations and Consents of Eurocurrency Borrowers and Eurocurrency Lenders. Each Eurocurrency Borrower and Eurocurrency Lender by its execution below consents and agrees to this Amendment and agrees that the Eurocurrency Credit Agreement or Eurocurrency Credit Agreements to which it is a party are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of and on and after the date of this Amendment each reference to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. Each Eurocurrency Borrower agrees that the collateral described in the Eurocurrency Security Documents to which it is a party shall continue to secure the payment of the indebtedness therein described. Each Eurocurrency Borrower represents and warrants to Lenders, Documentation Agent and Agent that (a) this Amendment constitutes their legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) the representations and warranties set forth in their respective Eurocurrency Credit Agreement and other

Eurocurrency Loan Documents are true and correct on the date hereof after giving effect to this Amendment, and (c) they have complied with all agreements and conditions to be complied with by them under their respective Eurocurrency Credit Agreement and the other Eurocurrency Loan Documents by the date hereof after giving effect to this Amendment.

     SECTION 13. Counterparts. This Amendment and the other Loan Documents may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought. Telecopies of signatures shall be binding and effective as originals.

     SECTION 14. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, HOLDING AND COMPANY EACH HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     SECTION 15. GOVERNING LAW. (A) THIS AGREEMENT AND ALL DOMESTIC LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT (1) FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL DOMESTIC LOAN DOCUMENTS OR (2) STATE LAW GOVERNS UCC COLLATERAL INTERESTS FOR PROPERTIES OUTSIDE THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, HOLDING AND COMPANY EACH AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

     (B) HOLDING AND COMPANY EACH HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, HOLDING AND COMPANY EACH AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO IT AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY IT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     SECTION 16. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS AMENDMENT SHALL CONSTITUTE A LOAN DOCUMENT.



     [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK.  SIGNATURE PAGES FOLLOW.]

     IN WITNESS WHEREOF, this Amendment is executed as of the date first set forth above.


Holding:                      NU-KOTE HOLDING, INC.


                              By:
                                 ------------------------------------------
                                    Richard A. Larsen
                                    Senior Vice President


Company:                      NU-KOTE INTERNATIONAL, INC.


                              By:
                                 ------------------------------------------
                                    Richard A. Larsen
                                    Senior Vice President


Agent:                        NATIONSBANK OF TEXAS, N.A.,


                              By:
                                 ------------------------------------------
                              Name:      William E. Livingstone, IV
                              Title:          Senior Vice President


Documentation Agent:                     BARCLAYS BANK PLC


                              By:
                                 ------------------------------------------
                              Name:
                              Title:


Lenders and Eurocurrency            NATIONSBANK OF TEXAS, N.A.
Lenders:

                              By:
                                 ------------------------------------------
                              Name:      William E. Livingstone, IV
                              Title:          Senior Vice President

                              BARCLAYS BANK PLC


                              By:
                                 ------------------------------------------
                              Name:
                              Title:


                              ABN AMRO BANK, N.V.


                              By:
                                 ------------------------------------------
                              Name:
                              Title:

                              By:
                                 ------------------------------------------
                              Name:
                              Title:


                              COMMERZBANK AKTIENGESELLSCHAFT,
                              ATLANTA AGENCY


                              By:
                                 ------------------------------------------
                              Name:
                              Title:

                              By:
                                 ------------------------------------------
                              Name:
                              Title:


                              CREDIT LYONNAIS, NEW YORK BRANCH


                              By:
                                 ------------------------------------------
                              Name:
                              Title:

                              DEUTSCHE BANK AG, NEW YORK BRANCH
                              AND/OR CAYMAN ISLANDS BRANCH


                              By:
                                 ------------------------------------------
                              Name:
                              Title:

                              By:
                                 ------------------------------------------
                              Name:
                              Title:


                              FIRST AMERICAN NATIONAL BANK


                              By:
                                 ------------------------------------------
                              Name:
                              Title:


                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:
                                 ------------------------------------------
                              Name:
                              Title:


                              SOCIETE GENERALE


                              By:
                                 ------------------------------------------
                              Name:
                              Title:

OVERDRAFT PROVIDER AND        BARCLAYS BANK PLC
FRONTING BANK:

                              By:
                                 ------------------------------------------
                              Name:
                              Title:


AGENT UNDER EUROCURRENCY      BARCLAYS BANK PLC
CREDIT AGREEMENTS:

                              By:
                                 ------------------------------------------
                              Name:
                              Title:


COLLATERAL AGENT AND                     NATIONSBANK OF TEXAS, N.A.
DOCUMENTATION AGENT
UNDER EUROCURRENCY
CREDIT AGREEMENTS:
                              By:
                                 ------------------------------------------
                              Name:      William E. Livingstone, IV
                              Title:          Senior Vice President

ADDITIONAL EUROCURRENCY             NATIONSBANK, N.A.
LENDERS:


                              By:
                                 ------------------------------------------
                              Name:      William E. Livingstone, IV
                              Title:          Senior Vice President


                              DEUTSCHE BANK AG LONDON BRANCH



                              By:
                                 ------------------------------------------
                              Name:
                              Title:


                              By:
                                 ------------------------------------------
                              Name:
                              Title:

                              CREDIT LYONNAIS, S.A.


                              By:
                                 ------------------------------------------
                              Name:
                              Title:

CONSENTED AND AGREED TO BY THE UNDERSIGNED IN THEIR CAPACITY AS EUROCURRENCY
BORROWERS:

PELIKAN SCOTLAND LIMITED


By:
   ----------------------------------
Name:
Title:


PELIKAN PRODUKTIONS AG


By:
   ----------------------------------
Name:
Title:


PELIKAN HARDCOPY (INTERNATIONAL) AG


By:
   ----------------------------------
Name:
Title:

                                    CONSENT


     Each of the undersigned, as Guarantors under a "Subsidiary Guaranty" and as grantors under one or more "Subsidiary Security Documents" (as such terms are defined in the Credit Agreement referred to in the foregoing Amendment), each hereby consents and agrees to the foregoing Amendment and agrees that (i) each Subsidiary Guaranty and Subsidiary Security Document is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of and on and after the date of such Amendment each reference to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by such Amendment, and (ii) the collateral described in the Subsidiary Security Documents shall continue to secure the payment of the indebtedness therein described.


                                FUTURE GRAPHICS, INC.


                                By:
                                   --------------------------------------
                                     Richard A. Larsen
                                     Vice President


                                INTERNATIONAL COMMUNICATION
                                MATERIALS, INC.


                                By:
                                   --------------------------------------
                                     Richard A. Larsen
                                     Vice President


                                NU-KOTE IMAGING INTERNATIONAL, INC.


                                By:
                                   --------------------------------------
                                     Richard A. Larsen
                                     Vice President


                                NU-KOTE IMPERIAL, LTD.


                                By:
                                   --------------------------------------
                                     Richard A. Larsen
                                     Vice President

                                    CONSENT


     Each of the undersigned, as Subsidiaries party to one or more "Loan Documents" (as such terms are defined in the Credit Agreement referred to in the foregoing Amendment), each hereby consents and agrees to the foregoing Amendment and agrees that (i) each such Loan Document is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of and on and after the date of such Amendment each reference to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by such Amendment, and (ii) the collateral described in such Loan Documents shall continue to secure the payment of the indebtedness therein described.


                                NU-KOTE LATIN AMERICA, INC.


                                By:
                                   --------------------------------------
                                Name:     Richard A. Larsen
                                Title:          Vice President


                                NU-KOTE INTERNATIONAL DE MEXICO,
                                S.A. DE C.V.


                                By:
                                   --------------------------------------
                                Name:     Richard A. Larsen
                                Title:          Vice President

                                   SCHEDULE 1


                       Conditions Precedent to Amendment
                       ---------------------------------

1. Audited balance sheets of MIT, of Pelikan Hardcopy, of Pelikan Scotland and its Subsidiaries, and of Produktions, each as at the end of the fiscal year ending March 31, 1997, and the related statement of income and stockholders equity of such Persons for such year, all in reasonable detail and certified by such Person's independent auditors, and financial statements of Greif certified by the Chief Financial Officer of such Person, to fairly present, in all material respects, the financial condition of such Persons as at the date indicated and the results of their operations for the periods indicated.

2. True and correct copy of the lease of the Duren, Germany, warehouse, and a summary of the terms thereof translated into the English language.

3.   Current insurance certificates required by the Domestic Loan Documents.

                                   SCHEDULE 2

   Conditions Subsequent to Amendment and Date by Which Delivery is Required

1. By the time period required under applicable Swiss law, satisfactory evidence that the boards of directors of Pelikan Hardcopy and Produktions have been duly constituted in accordance with Swiss law.

2. By April 30, 1998, documentation satisfactory to perfect the liens of the Agent for the benefit of the Eurocurrency Lenders upon any inventory of Pelikan Scotland now or hereafter located in Germany.

3. On or prior to May 15, 1998, a written recapitalization plan, which may include a debt restructuring plan, for the Holding, Company and the Subsidiaries prepared by the Company, which shall be in form and substance reasonably satisfactory to Required Lenders.